SSgA FUNDS

SUPPLEMENT DATED MARCH 2, 2006

SSgA EMERGING MARKETS FUND

SELECT CLASS SHARES

PROSPECTUS

DATED NOVEMBER 29, 2005

Shareholders are hereby notified that the prospectus section entitled “Shareholder Information” is hereby amended as follows:

SHAREHOLDER INFORMATION

PURCHASE OF SHARES

Distribution and Eligible Investors.  Shares of the Select Class are offered without a sales commission by State Street Global Markets, LLC (the Distributor).  The Select Class of the SSgA Funds may not be purchased by individuals directly, but must be purchased through a third party financial institution which is permitted by contract with the SSgA Funds or the Distributor to offer shares (the Select Intermediary).  Select Intermediaries are advisors, securities brokers, banks and financial institutions or other industry professionals or organizations that have entered into a shareholder servicing agreement with the Distributor with respect to investment of its customer accounts in the Select Class.  Information on Select Intermediaries offering the Select Class is available through the Distributor.

Minimum Initial Investment and Account Balance.  The Select Class requires a minimum initial investment by or at the direction of the Select Intermediary of $20 million and a minimum continuing balance of  $15 million. Holdings of all customer accounts of each Select Intermediary shall be aggregated for purposes of determining these account balances (“Select Intermediary Account”).  If the Select Intermediary Account balance has fallen below $15 million as a result of shareholder redemptions, subsequent purchases of shares of the fund may at the discretion of the fund or Distributor be rejected unless, after such purchase, the accrued balance of the Select Intermediary Account will be at least $15 million. The fund or the Distributor reserves the right in its discretion to close any account where the balance in the associated Select Intermediary Account has fallen below $15 million.  The Transfer Agent will give shareholders 60 days’ notice that the account will be closed unless investment is made to increase the Select Intermediary Account’s balance to the required minimum.

The remainder of the section entitled “Shareholder Information” is unchanged.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE